POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John J. Haley

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-8 relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 21st day of May, 2004.

/s/ John J. Haley
John J. Haley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jennifer Laing

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-8 relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 21st day of May, 2004.

/s/ Jennifer Laing
Jennifer Laing

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Nicholas G. Moore

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-8 relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 21st day of May, 2004.

/s/ Nicholas G. Moore
Nicholas G. Moore

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David G. Offensend

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-8 relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 21st day of May, 2004.

/s/ David G. Offensend
David G. Offensend

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

René Schuster

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-8 relating to the shares of common stock to be issued by the Company pursuant to the Hudson Highland Group, Inc. Long Term Incentive Plan, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 21st day of May, 2004.

/s/ René Schuster
René Schuster